Dreyfus
      Growth Opportunity
      Fund, Inc.



      ANNUAL REPORT February 28, 2002




The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            12   Statement of Financial Futures

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            23   Report of Independent Auditors

                            24   Important Tax Information

                            25   Board Members Information

                            27   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                  Growth Opportunity Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Growth Opportunity Fund, Inc., covering the 12-month period from March 1, 2001 through February 28, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Paul Kandel and Douglas D. Ramos, CFA, who assumed management of the fund in July 2001.

U.S. stocks generally experienced heightened volatility, rising and falling dramatically in response to short-term influences during a reporting period that included the September 11 terrorist attacks, Argentina' s default on its sovereign debt, accounting irregularities among major corporations and the first calendar quarter of U.S. economic contraction in about 10 years. Once the dust settled, however, stock market returns for the reporting period generally ended in negative territory. Small- and midcap stocks generally outperformed their large-cap counterparts, and value stocks did slightly better than growth stocks overall.

The importance of diversification was underscored in these turbulent times not just across the various sectors of the stock market, but also among asset classes. For example, the bond market's strong returns helped cushion the equity market' s decline for investors who allocated their investments among different asset classes. Perhaps most significant, market conditions during the reporting period affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

An economic recovery of uncertain strength is apparently underway, and the equity markets have recently rallied in response to renewed investor optimism. While we can' t guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2002




DISCUSSION OF FUND PERFORMANCE

Paul Kandel and Douglas D. Ramos, CFA, Portfolio Managers

How did Dreyfus Growth Opportunity Fund, Inc. perform relative to its benchmark?

For the 12-month period that ended February 28, 2002, the fund produced a total return of -10.02% .(1) This compares with the performance of the fund's benchmark, the S& P 500 Composite Stock Price Index ("S&P 500 Index"), which produced a total return of -9.51% for the same period.(2) The fund's results include performance under the guidance of the prior portfolio manager and its current portfolio managers, the latter of whom assumed management of the fund in July 2001.

We attribute the fund and market's lackluster performance to a difficult and volatile market environment for equities. The fund produced slightly weaker results than its benchmark, primarily because of disappointing performance among a small number of holdings in the capital goods and consumer staples industry groups.

What is the fund's investment approach?

The fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal. The fund invests in common stocks issued primarily by U.S. companies and may invest up to 25% of its assets in foreign securities. The companies in which the fund can invest include mid- and large-size companies that we believe have above-average growth potential and/or are attractively valued relative to the market in general.

By examining a variety of factors, including financial stability, competitive position, new product cycles and the impact of management or organizational change, we seek to identify investment candidates we believe are well positioned to prosper. We invest when a candidate's stock appears reasonably priced in relation to the company's prospects. We typically sell a stock when the reasons for buying it no longer apply, when it reaches our price target or when the company begins to show deteriorating fundamentals.

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

During the first half of the reporting period, a weakening U.S. economy hurt corporate earnings and undermined many areas of the stock market. Technology stocks were hit particularly hard, driving the overall S&P 500 Index lower. The fund' s technology holdings fared slightly better than the technology component of the benchmark, however, because the fund's holdings reflected a relatively cautious stance toward the technology industry group. The fund also performed modestly better than the benchmark in the communications services and utilities areas, primarily because of good stock selections. However, these positives were more than offset by poor returns in the consumer staples, consumer cyclicals and energy groups, where several earnings disappointments detracted from fund performance.

During the second half of the reporting period, the September 11 terrorist attacks drove stock prices broadly lower. By mid-October, however, the market generally had bounced back to some extent, showing surprising resilience. Generally, stocks continued to rise through November and early December, when accounting scandals and the collapse of Enron and other prominent companies raised concerns regarding the accuracy of financial disclosures and the prospects for economic recovery, causing growth-oriented stocks to fall. Despite these challenges, the fund' s performance compared to its benchmark improved during the second half of the reporting period. In particular, the fund's relative performance benefited from the fund' s success in avoiding most long-distance and wireless communications stocks, areas that suffered from overcapacity and weak earnings. In the utilities group, the fund's avoidance of Enron contributed substantially to its relative performance.

What is the fund's current strategy?

In the seven months since we stepped in as the fund's managers, we have taken several steps to add value to the fund. Specifically, we reduced the number of holdings in the fund to emphasize what we believe are the most promising prospects from among investment can didates. We also emphasized industry groups and investment sectors that we believed would be positioned to perform well in the prevailing economic and market environments.

As of the end of the recent reporting period, we have focused on investment areas that, in our view, can benefit from a gradual return to economic growth. Specifically, we have emphasized consumer-related stocks in the retail area, which we believe should benefit from sustained consumer spending. We have also added to the fund' s technology holdings, particularly among semiconductor companies, which appear poised to benefit from growing demand and shrinking inventories. We have reduced the fund's exposure to capital goods companies to avoid potential accounting controversies. We have also reduced the fund's exposure to defensive stocks in the energy sector, as well as to financial stocks that could be hurt by a move toward rising interest rates. Of course, we continue to monitor the fund' s composition relative to market conditions.

March 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Growth Opportunity Fund, Inc. and the Standard & Poor's 500 Composite Stock Price Inde
--------------------------------------------------------------------------------


Average Annual Total Returns AS OF 2/28/02

                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                          (10.02)%             1.81%             5.55%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS GROWTH OPPORTUNITY FUND, INC. ON 2/29/92 TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS


February 28, 2002

COMMON STOCKS--95.0%                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--.9%

Henry Schein                                                                                     63,500  (a)           2,731,135

CONSUMER DURABLES--.7%

Electronic Arts                                                                                  37,500  (a)           2,018,250

CONSUMER NON-DURABLE--8.1%

Anheuser-Busch Cos.                                                                              60,000                3,051,000

Coca-Cola                                                                                        90,000  (a)           4,265,100

General Mills                                                                                    30,000                1,386,900

Gillette                                                                                         67,500                2,307,825

Pepsi Bottling Group                                                                             70,000                1,739,500

PepsiCo                                                                                          50,000                2,525,000

Philip Morris Cos.                                                                               38,500                2,027,410

Procter & Gamble                                                                                 50,000                4,239,500

UST                                                                                              61,500                2,143,890

                                                                                                                      23,686,125

CONSUMER SERVICES--2.8%

Carnival                                                                                         55,000                1,500,950

Clear Channel Communications                                                                     35,000  (a)           1,631,700

Comcast, Cl. A                                                                                   40,000  (a)           1,354,800

McDonald's                                                                                       56,500                1,474,650

Viacom, Cl. B                                                                                    50,000  (a)           2,327,500

                                                                                                                       8,289,600

ELECTRONIC TECHNOLOGY--13.1%

Altera                                                                                           75,000  (a)           1,430,250

Applied Materials                                                                                45,000  (a)           1,956,150

Cisco Systems                                                                                   225,000  (a)           3,210,750

Compaq Computer                                                                                 150,000                1,521,000

Dell Computer                                                                                    80,000  (a)           1,975,200

EMC                                                                                              95,000  (a)           1,035,500

General Dynamics                                                                                 19,000                1,726,720

Intel                                                                                           175,000                4,996,250

International Business Machines                                                                  55,200                5,416,224

Micron Technology                                                                               100,000  (a)           3,215,000

NVIDIA                                                                                           30,000  (a)           1,530,300

National Semiconductor                                                                           55,000  (a)           1,383,250

Sun Microsystems                                                                                230,000  (a)           1,957,300

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY (CONTINUED)

Teradyne                                                                                        100,000  (a)           3,351,000

Texas Instruments                                                                               115,000                3,375,250

                                                                                                                      38,080,144

ENERGY MINERALS--5.1%

Anadarko Petroleum                                                                               25,200                1,312,920

Conoco                                                                                           72,600                2,008,116

Exxon Mobil                                                                                     200,800                8,293,040

Ocean Energy                                                                                     94,000                1,715,500

Royal Dutch Petroleum, ADR                                                                       29,000                1,489,730

                                                                                                                      14,819,306

FINANCE--16.6%

Allstate                                                                                         93,000                3,256,860

American Express                                                                                 42,200                1,538,190

American International Group                                                                     94,744                7,008,214

Bank of America                                                                                  79,400                5,077,630

Bank of New York                                                                                 24,300                  914,652

Citigroup                                                                                       179,800                8,135,950

Countrywide Credit Industries                                                                    38,200                1,568,110

Federal Home Loan Mortgage                                                                       45,500                2,900,170

Fifth Third Bancorp                                                                              26,000                1,657,760

FleetBoston Financial                                                                            50,700                1,692,366

Goldman Sachs Group                                                                               9,300                  752,742

Household International                                                                          15,000                  772,500

JP Morgan Chase & Co.                                                                            40,000                1,170,000

Marsh & McLennan                                                                                 17,000                1,794,350

Morgan Stanley Dean Witter                                                                       59,100                2,902,992

USA Education                                                                                    29,900                2,773,225

Wells Fargo                                                                                      89,000                4,174,100

                                                                                                                      48,089,811

HEALTH SERVICES--3.4%

AdvancePCS                                                                                       64,000  (a)           2,042,880

HCA                                                                                              72,000                2,932,560

Healthsouth                                                                                     115,000  (a)           1,369,650

Wellpoint Health Networks                                                                        29,000  (a)           3,526,980

                                                                                                                       9,872,070


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH TECHNOLOGY--10.6%

Abbott Laboratories                                                                              51,500                2,912,325

American Home Products                                                                           39,900                2,535,645

Amgen                                                                                            25,000  (a)           1,449,500

Bard (C.R.)                                                                                      25,000                1,360,000

Baxter International                                                                             18,400                1,020,832

Bristol-Myers Squibb                                                                             47,500                2,232,500

Genentech                                                                                        30,000  (a)           1,416,000

IDEC Pharmaceuticals                                                                             25,000  (a)           1,570,500

Johnson & Johnson                                                                                45,864                2,793,117

King Pharmaceuticals                                                                             35,000  (a)           1,087,100

Merck & Co.                                                                                      49,300                3,023,569

Pfizer                                                                                          198,800                8,142,848

SICOR                                                                                            77,500  (a)           1,240,000

                                                                                                                      30,783,936

INDUSTRIAL SERVICES--.6%

Waste Management                                                                                 60,800                1,599,648

NON-ENERGY MINERALS--1.1%

Alcoa                                                                                            48,900                1,837,173

Weyerhaeuser                                                                                     21,900                1,353,858

                                                                                                                       3,191,031

PROCESS INDUSTRIES--2.6%

Boise Cascade                                                                                    44,300                1,592,585

Dow Chemical                                                                                     57,544                1,799,976

duPont (EI) deNemours                                                                            31,800                1,489,512

International Paper                                                                              58,000                2,537,500

                                                                                                                       7,419,573

PRODUCER MANUFACTURING--5.6%

Emerson Electric                                                                                 13,600                  783,224

General Electric                                                                                275,800               10,618,300

Honeywell International                                                                          44,200                1,684,904

Minnesota Mining & Manufacturing                                                                 11,800                1,391,574

Tyco International                                                                               56,600                1,647,060

                                                                                                                      16,125,062

                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RETAIL TRADE--11.0%

Abercrombie & Fitch, Cl. A                                                                      125,000  (a)           3,330,000

Circuit City Stores- Circuit City Group                                                          75,000                1,341,000

Dollar Tree Stores                                                                               75,000  (a)           2,403,000

Home Depot                                                                                       81,850                4,092,500

Lowe's Cos.                                                                                      45,000                2,036,250

May Department Stores                                                                            55,200                2,022,528

Safeway                                                                                          35,000  (a)           1,504,300

Sears, Roebuck                                                                                   45,000                2,366,100

Staples                                                                                         100,000  (a)           1,967,000

Target                                                                                           60,000                2,514,000

Wal-Mart Stores                                                                                 132,500                8,216,325

                                                                                                                      31,793,003

TECHNOLOGY SERVICES--7.3%

AOL Time Warner                                                                                  90,000  (a)           2,232,000

Check Point Software Technologies                                                                81,500  (a)           2,275,480

Electronic Data Systems                                                                          30,000                1,770,900

First Data                                                                                       27,500                2,241,800

Microsoft                                                                                       140,000  (a)           8,167,600

Oracle                                                                                          160,000  (a)           2,659,200

VERITAS Software                                                                                 50,000  (a)           1,774,500

                                                                                                                      21,121,480

TRANSPORTATION--.7%

Norfolk Southern                                                                                 88,000                2,093,520

UTILITIES--4.8%

AT&T                                                                                            101,001                1,569,552

BellSouth                                                                                        55,500                2,151,180

Duke Energy                                                                                      85,600                3,021,680

Exelon                                                                                           21,100                1,039,808

Liberty Media, Cl. A                                                                            105,000  (a)           1,344,000

SBC Communications                                                                               40,000                1,513,600

TXU                                                                                              65,000                3,306,550

                                                                                                                      13,946,370

TOTAL COMMON STOCKS

   (cost $238,662,218)                                                                                               275,660,064


                                                                                               Principal
SHORT-TERM INVESTMENTS--5.1%                                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.66%, 3/7/2002                                                                            6,372,000  (b)           6,371,028

   1.68%, 3/14/2002                                                                           3,895,000                3,894,124

   1.70%, 3/21/2002                                                                           2,932,000                2,930,139

   1.72%, 3/28/2002                                                                           1,558,000                1,556,914

TOTAL SHORT-TERM INVESTMENTS

   (cost $14,748,098)                                                                                                 14,752,205
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $253,410,316)                                                            100.1%              290,412,269

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (.1%)                (233,651)

NET ASSETS                                                                                        100.0%             290,178,618

(A) NON-INCOME PRODUCING.

(B) PARTIALLY HELD BY THE CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF FINANCIAL FUTURES

February 28, 2002

                                                                   Market Value                                        Unrealized
                                                                     Covered by                                      Appreciation
                                            Contracts              Contracts ($)            Expiration            at 2/28/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

Standard & Poor's 500                            22                   6,087,950             March 2002                    41,556

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

February 28, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           253,410,316   290,412,269

Cash                                                                      6,966

Dividends receivable                                                    436,050

Receivable for shares of Common Stock subscribed                            468

Prepaid expenses                                                         29,124

                                                                    290,884,877
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           217,132

Payable for shares of Common Stock redeemed                             377,663

Payable for futures variation margin--Note 4                             24,750

Accrued expenses                                                         86,714

                                                                        706,259
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      290,178,618
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     286,877,267

Accumulated undistributed investment income--net                        496,361

Accumulated net realized gain (loss) on investments                 (34,238,519)

Accumulated net unrealized appreciation (depreciation)
  on investments (including $41,556 net unrealized appreciation
  on financial futures)                                              37,043,509
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      290,178,618
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      37,390,037

NET ASSET VALUE, offering and redemption price per share ($)               7.76

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Year Ended February 28, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $16,567 foreign taxes withheld at source)     4,005,442

Interest                                                               197,600

TOTAL INCOME                                                         4,203,042

EXPENSES:

Management fee--Note 3(a)                                            2,365,821

Shareholder servicing costs--Note 3(b)                                 786,281

Professional fees                                                       46,788

Custodian fees--Note 3(b)                                               32,040

Prospectus and shareholders' reports                                    29,118

Directors' fees and expenses--Note 3(c)                                 27,276

Registration fees                                                       26,214

Dividends on securities sold short                                       3,680

Loan commitment fees--Note 2                                             3,072

Interest expense--Note 2                                                   671

Miscellaneous                                                            8,391

TOTAL EXPENSES                                                       3,329,352

INVESTMENT INCOME--NET                                                 873,690
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Long transactions                                               (31,337,168)

  Short sale transactions                                               20,677

Net realized gain (loss) on financial futures                         (229,682)

NET REALIZED GAIN (LOSS)                                           (31,546,173)

Net unrealized appreciation (depreciation) on investments
  (including $119,885 net unrealized appreciation on financial futures)
                                                                    (4,083,252)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (35,629,425)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (34,755,735)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended February 28,
                                              ----------------------------------
                                                      2002                2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                             873,690             183,157

Net realized gain (loss) on investments        (31,546,173)         12,940,321

Net unrealized appreciation (depreciation)
   on investments                               (4,083,252)        (92,741,438)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (34,755,735)        (79,617,960)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                            (505,367)           (167,309)

Net realized gain on investments                  (800,287)        (19,493,856)

TOTAL DIVIDENDS                                 (1,305,654)        (19,661,165)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                   96,674,739         198,289,184

Dividends reinvested                             1,257,904          18,965,817

Cost of shares redeemed                       (120,117,487)       (252,408,055)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             (22,184,844)        (35,153,054)

TOTAL INCREASE (DECREASE) IN NET ASSETS        (58,246,233)       (134,432,179)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            348,424,851         482,857,030

END OF PERIOD                                  290,178,618         348,424,851

Undistributed investment income--net               496,361             426,874
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     11,899,459          18,334,859

Shares issued for dividends reinvested             156,897           1,886,685

Shares redeemed                                (14,892,823)        (23,347,221)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (2,836,467)         (3,125,677)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                      Fiscal Year Ended February,
                                                                 -------------------------------------------------------------------
                                                                 2002           2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             8.66          11.14          10.66          10.15         10.22

Investment Operations:

Investment income--net                                            .02(a)         .00(a,b)       .01            .07           .05

Net realized and unrealized
   gain (loss) on investments                                    (.89)         (2.00)          1.65            .97          1.39

Total from Investment Operations                                 (.87)         (2.00)          1.66           1.04          1.44

Distributions:

Dividends from investment income--net                            (.01)           .00(b)        (.01)          (.07)         (.07)

Dividends from net realized gain
   on investments                                                (.02)          (.48)         (1.17)          (.46)        (1.22)

Dividends in excess of net realized gain
   on investments                                                  --              --           --             --           (.22)

Total Distributions                                              (.03)          (.48)         (1.18)          (.53)        (1.51)

Net asset value, end of period                                   7.76           8.66          11.14          10.66         10.15
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (10.02)        (18.47)         16.63          10.57         15.62
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.05            .98           1.03           1.04          1.06

Ratio of net investment income
   to average net assets                                          .28            .04            .11            .64           .50

Portfolio Turnover Rate                                        103.06         215.64          86.41         162.98        112.32
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         290,179        348,425        482,857        459,192       508,562

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus  Growth  Opportunity  Fund,  Inc.  (the  "fund") is registered under the
Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the ask price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, amortization of discounts and premiums on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.


At February 28, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $496,361, accumulated capital losses $27,397,070 and unrealized appreciation $32,510,873. In addition, the portfolio has $2,308,813 of capital losses realized after October 31, 2001, which were deferred for tax purposes to the first day of the following fical year.

The accumulated capital loss is available to be applied against future net securities profits, if any, realized subsequent to February 28, 2002. If not applied, $27,397,070 of the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended February 28, 2002 and February 28, 2001, respectively, were as follows: ordinary income $505,367 and $3,764,475 and long-term capital gains $800,287 and $15,896,690.

During the period ended February 28, 2001, as a result of permanentbook to tax differences, the fund decreased accumulated undistributed investment income-net by $298,836, increased accumulated net realized gain (loss) on investments by $328,401 and decreased paid-in capital by $29,565. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended February 28, 2002 was approximately $27,100 with a related weighted average annualized interest rate of 2.47%.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1\2% of the average value of the fund's average daily net assets, the Manager will bear such excess expense. During the period ended February 28, 2002, there was no expense reimbursement pursuant to the Agreement.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 28, 2002, the fund was charged $514,445 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2002, the fund was charged $180,535 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2002, the fund was charged $32,040 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended February 28, 2002:

                                      Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Long transactions                       317,622,721          334,307,528

Short sale transactions                     704,000              724,677

     TOTAL                              318,326,721          335,032,205

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. At February 28, 2002, there were no securities sold short outstanding.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contracts are traded and is subject to change. Contracts open at February 28, 2002, are set forth in the Statement of Financial Futures.

At February 28, 2002, accumulated net unrealized appreciation on investments was
$37,001,953,   consisting  of  $46,879,950  gross  unrealized  appreciation  and
$9,877,997 gross unrealized depreciation.

At February 28, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Growth Opportunity Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Growth Opportunity Fund, Inc. as of February 28, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of February 28, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Growth Opportunity Fund, Inc., at February 28, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

New York, New York
April 5, 2002

                                                                        The Fund


IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes the fund hereby designates $.0192 per share as a long-term capital gain distribution of the $.0250 per share paid on March 30, 2001.

The fund also designates 100% of the ordinary dividends paid during the fiscal year ended February 28, 2002 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2003 of the percentage applicable to the preparation of their 2002 income tax returns.


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Chairman of the Board of various funds in the Dreyfus Family of Funds

OTHER DIRECTORSHIPS AND AFFILIATIONS:

*    The Muscular Dystrophy Association

* Plan Vista Corporation (formerly HealthPlan Services Corporation), a provider of marketing, administrative and risk management services to health and other benefit programs

*    Carlyle Industries, Inc., button packager and distributor

*    Century  Business  Services,   Inc.,  a  provider  of  various  outsourcing
     functions for small and medium size companies

* The Newark Group, a privately held company providing a national network of paper recovery facilities, paperboard mills and paperboard converting plants

* QuikCAT.com, Inc., private company engaged in the development of high speed movement, routing, storage and encryption of data across all modes of data transport

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                                --------------

David P. Feldman (62)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* AT&T Investment Management Corporation, Chairman and Chief Executive Officer (Retired 1997)

OTHER DIRECTORSHIPS AND AFFILIATIONS:

*    59 Wall Street Mutual Funds Group (11 Funds)

*    The Jeffrey Company, a private investment company

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 54

                                --------------

James F. Henry (71)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    President,  CPR Institute for Dispute Resolution, a non-profit organization
     principally   engaged  in  the  development  of  alternatives  to  business litigation (Retired 2001).

OTHER DIRECTORSHIPS AND AFFILIATIONS:

*    President-Emeritus of the CPR Institute for Dispute Resolution

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                                --------------

Rosalind Gersten Jacobs (76)

Board Member (1982)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Merchandise and marketing consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 37

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Dr. Paul A. Marks (75)

Board Member (1979)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and Chief Executive Officer of Memorial Sloan-Kettering Cancer Center (Retired 1999)

OTHER DIRECTORSHIPS AND AFFILIATIONS:

*    President and Chief Executive  Officer of Memorial  Sloan-Kettering  Cancer
     Center

*    Pfizer, Inc., (Director Emeritus), pharmaceutical company

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

Dr. Martin Peretz (62)

Board Member (1974)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Editor-in-Chief of The New Republic magazine

*    Lecturer in Social Studies at Harvard University

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education

*    TheStreet.com, a financial daily on the web

*    Electronic Newstand, distributor of magazines on the web

*    Digital Learning Group, LLC., an online publisher of college textbooks

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

Bert W. Wasserman (69)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Financial Consultant

OTHER DIRECTORSHIPS AND AFFILIATIONS:

*    Malibu Entertainment International, Inc.

*    Lillian Vernon Corporation

*    PSC, Inc.

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

 --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER

IRVING KRISTOL, EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

President, Chief Operating Officer and Chief Investment Officer of the Manager, and an officer of 92 investment companies (comprised of 183 portfolios) advised and administered by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) advised and administered by the Manager. He is 55 years old, and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) advised and administered by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) advised and administered by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 21 investment companies (comprised of 39 portfolios) advised and administered by the Manager. He is 50 years old, and has been an employee of the Manager since May 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

Mutual Funds Tax Director of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.

                                                             The Fund

NOTES

                   For More Information

                        Dreyfus Growth Opportunity Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                       Mellon Bank, N.A.
                       One Mellon Bank Center
                       Pittsburgh, PA 15258

                       Transfer Agent &
                       Dividend Disbursing Agent

                       Dreyfus Transfer, Inc.
                       P.O. Box 9263
                       Boston, MA 02205-8501

                       Distributor

                       Dreyfus Service Corporation
                       200 Park Avenue
                       New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  018AR0202